Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AdCare Health Systems, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Allan J. Rimland, Chief Executive Officer, Chief Financial Officer, President and Corporate Secretary of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, hereby certify, that to the best of my knowledge:

1.              The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

2.              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 15, 2017	/s/ Allan J. Rimland
Allan J. Rimland
Chief Executive Officer, Chief Financial Officer, President and Corporate Secretary